                                                                     Exhibit 4.1




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                             POTLATCH CORPORATION

                                                   Issuer

                     U.S. BANK TRUST NATIONAL ASSOCIATION

                                                   Trustee



                        -------------------------

                                   Indenture

                          Dated as of March 15, 1999


                         -----------------------




--------------------------------------------------------------------------------

                Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                         Trust Indenture Act of 1939:

Trust Indenture                                                                      Indenture
  Act Section                                                                         Section
---------------                                                                      ---------
ss.310(a)(1)               .....................................................       609
     (a)(2)                .....................................................       609
     (a)(3)                .....................................................       Not Applicable
     (a)(4)                .....................................................       Not Applicable
     (a)(5)                .....................................................       609
     (b)                   .....................................................       608; 610
ss.311(a)                  .....................................................       613
     (b)                   .....................................................       613
ss.312(a)                  .....................................................       701; 702(a)
     (b)                   .....................................................       702(b)
     (c)                   .....................................................       702(c)
ss.313(a)                  .....................................................       703(a)
     (a)(4)                .....................................................       101; 1004
     (b)                   .....................................................       703(a)
     (c)                   .....................................................       703(a)
     (d)                   .....................................................       703(b)
  314(a)                   .....................................................       704
     (b)                   .....................................................       Not Applicable
     (c)(1)                .....................................................       102
     (c)(2)                .....................................................       102
     (c)(3)                .....................................................       Not Applicable
     (d)                   .....................................................       Not Applicable
     (e)                   .....................................................       102
ss.315(a)                  .....................................................       601
     (b)                   .....................................................       602
     (c)                   .....................................................       601
     (d)                   .....................................................       601
     (e)                   .....................................................       514
ss.316(a)                  .....................................................       101
     (a)(1)(A)..................................................................       502; 512
     (a)(1)(B)..................................................................       513
     (a)(2)                .....................................................       Not Applicable
     (b)                   .....................................................       508
     (c)                   .....................................................       104(c)
ss.317(a)(l)               .....................................................       503
     (a)(2)                .....................................................       504
     (b)                   .....................................................       1003
ss.318(a)                  .....................................................       107


--------------------
     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                             Page
Parties.........................................................................................................1
Recitals of the Company.........................................................................................1


ARTICLE ONE Definitions and Other Provisions
         of General Application.................................................................................2
         SECTION 101.      Definitions..........................................................................2
                  "Act".........................................................................................2
                  "Affiliate"...................................................................................2
                  "Attributable Debt"...........................................................................2
                  "Authenticating Agent"........................................................................3
                  "Board of Directors"..........................................................................3
                  "Board Resolution"............................................................................3
                  "Business Day"................................................................................3
                  "Commission"..................................................................................3
                  "Company".....................................................................................3
                  "Company Request" or "Company Order"..........................................................3
                  "Consolidated Net Tangible Assets"............................................................4
                  "Corporate Trust Office"......................................................................4
                  "Corporation".................................................................................4
                  "Defaulted Interest"..........................................................................4
                  "Depositary"..................................................................................4
                  "Event of Default"............................................................................4
                  "Exchange Offer"..............................................................................4
                  "Exchange Offer Registration Statement".......................................................4
                  "Exchange Securities".........................................................................4
                  "Funded Indebtedness".........................................................................5
                  "Global Security".............................................................................5
                  "Holder"......................................................................................5
                  "Indebtedness"................................................................................5
                  "Indenture"...................................................................................5
                  "Interest Payment Date".......................................................................5
                  "Lien"........................................................................................5
                  "Maturity"....................................................................................5
                  "Offered Securities"..........................................................................6
                  "Officers' Certificate".......................................................................6
                  "Opinion of Counsel"..........................................................................6
                  "Outstanding".................................................................................6
                  "Paying Agent"................................................................................7
                  "Person"......................................................................................7
                  "Predecessor Security"........................................................................7
                  "Principal Property"..........................................................................7
                  "Prospectus"..................................................................................7
                  "QIB" or "Qualified Institutional Buyer"......................................................8
                  "Registration Default"........................................................................8

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  "Registration Rights Agreement"...............................................................8
                  "Registration Statement"......................................................................8
                  "Regular Record Date".........................................................................8
                  "Regulation S"................................................................................8
                  "Responsible Officer".........................................................................8
                  "Rule 144"....................................................................................8
                  "Rule 144A"...................................................................................8
                  "Rule 144(k)".................................................................................9
                  "Securities"..................................................................................9
                  "Securities Act"..............................................................................9
                  "Securities Custodian"........................................................................9
                  "Security Register" and "Security Registrar"..................................................9
                  "Shelf Registration Period"...................................................................9
                  "Shelf Registration Statement"................................................................9
                  "Special Record Date".........................................................................9
                  "Stated Maturity".............................................................................9
                  "Subsidiary"..................................................................................9
                  "Timberlands"................................................................................10
                  "Time of Delivery"...........................................................................10
                  "Transfer Restricted Securities".............................................................10
                  "Transfer Restriction Termination Date"......................................................10
                  "Trust Indenture Act"........................................................................10
                  "Trustee"....................................................................................10
                  "United States"..............................................................................10
                  "U.S. Government Obligations"................................................................10
                  "Vice President".............................................................................10
         SECTION 102.      Compliance Certificates and Opinions................................................10
         SECTION 103.      Form of Documents Delivered to Trustee..............................................11
         SECTION 104.      Acts of Holders; Record Dates.......................................................12
         SECTION 105.      Notices, Etc., to Trustee and Company...............................................13
         SECTION 106.      Notice to Holders; Waiver...........................................................13
         SECTION 107.      Conflict with Trust Indenture Act...................................................14
         SECTION 108.      Effect of Headings and Table of Contents............................................14
         SECTION 109.      Successors and Assigns..............................................................14
         SECTION 110.      Separability Clause.................................................................14
         SECTION 111.      Benefits of Indenture...............................................................15
         SECTION 112.      Governing Law.......................................................................15
         SECTION 113.      Legal Holidays......................................................................15
         SECTION 114.      No Recourse Against Others..........................................................15

ARTICLE TWO Security Forms.....................................................................................15
         SECTION 201.      Forms Generally.....................................................................15
         SECTION 202.      Form of Face of Security............................................................16
         SECTION 203.      Form of Reverse of Security.........................................................19
         SECTION 205.      Securities in Global Form...........................................................23

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

ARTICLE THREE The Securities...................................................................................23
         SECTION 301.      Title and Terms.....................................................................23
         SECTION 302.      Denominations.......................................................................24
         SECTION 303.      Execution, Authentication, Delivery and Dating......................................24
         SECTION 304.      Temporary Securities................................................................25
         SECTION 305.      Registration, Registration of Transfer and Exchange, Restrictions on Transfer.......26
         SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities....................................32
         SECTION 307.      Payment of Interest; Interest Rights Preserved......................................33
         SECTION 308.      Persons Deemed Owners...............................................................34
         SECTION 309.      Cancellation........................................................................35
         SECTION 310.      Computation of Interest.............................................................35

ARTICLE FOUR Satisfaction and Discharge........................................................................35
         SECTION 401.      Satisfaction and Discharge of Indenture.............................................35
         SECTION 402.      Application of Trust Money..........................................................37
         SECTION 403.      Satisfaction, Discharge and Defeasance of Securities................................37

ARTICLE FIVE Remedies..........................................................................................39
         SECTION 501.      Events of Default...................................................................39
         SECTION 502.      Acceleration of Maturity; Rescission and Annulment..................................40
         SECTION 503.      Collection of Indebtedness and Suits for Enforcement by Trustee.....................41
         SECTION 504.      Trustee May File Proofs of Claim....................................................42
         SECTION 505.      Trustee May Enforce Claims Without Possession of Securities.........................43
         SECTION 506.      Application of Money Collected......................................................43
         SECTION 507.      Limitation on Suits.................................................................43
         SECTION 508.      Unconditional Right of Holders to Receive Principal and Interest....................44
         SECTION 509.      Restoration of Rights and Remedies..................................................44
         SECTION 510.      Rights and Remedies Cumulative......................................................45
         SECTION 511.      Delay or Omission Not Waiver........................................................45
         SECTION 512.      Control by Holders..................................................................45
         SECTION 513.      Waiver of Past Defaults.............................................................45
         SECTION 514.      Undertaking for Costs...............................................................46
         SECTION 515.      Waiver of Stay or Extension Laws....................................................46

ARTICLE SIX The Trustee........................................................................................46
         SECTION 601.      Certain Duties and Responsibilities.................................................47
         SECTION 602.      Notice of Defaults..................................................................48
         SECTION 603.      Certain Rights of Trustee...........................................................48

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

         SECTION 604.      Not Responsible for Recitals or Issuance of Securities..............................50
         SECTION 605.      May Hold Securities.................................................................50
         SECTION 606.      Money Held in Trust.................................................................50
         SECTION 607.      Compensation and Reimbursement......................................................50
         SECTION 608.      Disqualification; Conflicting Interests.............................................51
         SECTION 609.      Corporate Trustee Required; Eligibility.............................................51
         SECTION 610.      Resignation and Removal; Appointment of Successor...................................52
         SECTION 611.      Acceptance of Appointment by Successor..............................................53
         SECTION 612.      Merger, Conversion, Consolidation or Succession to Business.........................53
         SECTION 613.      Preferential Collection of Claims Against Company...................................54
         SECTION 614.      Appointment of Authenticating Agent.................................................54

ARTICLE SEVEN Holders' Lists and Reports by Trustee and Company................................................56
         SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders...........................56
         SECTION 702.      Preservation of Information; Communications to Holders..............................56
         SECTION 703.      Reports by Trustee..................................................................57
         SECTION 704.      Reports by Company..................................................................57

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

ARTICLE EIGHT Consolidation, Merger, Conveyance, Transfer or Lease.............................................58
         SECTION 801.      Company May Consolidate, etc., Only on Certain Terms................................58
         SECTION 802.      Successor Corporation Substituted...................................................59
         SECTION 803.      Limitation on Lease of Properties as Entity.........................................59

ARTICLE NINE Supplemental Indentures...........................................................................59
         SECTION 901.      Supplemental Indentures Without Consent of Holder...................................59
         SECTION 902.      Supplemental Indentures With Consent of Holders.....................................60
         SECTION 903.      Execution of Supplemental Indentures................................................61
         SECTION 904.      Effect of Supplemental Indentures...................................................61
         SECTION 905.      Conformity with Trust Indenture Act.................................................61
         SECTION 906.      Reference in Securities to Supplemental Indentures..................................62

ARTICLE TEN Covenants..........................................................................................62
         SECTION 1001.  Payment of Principal and Interest......................................................62
         SECTION 1002.  Maintenance of Office or Agency........................................................62
         SECTION 1003.     Money for Securities Payments To Be Held in Trust...................................63
         SECTION 1004.  Corporate Existence....................................................................64
         SECTION 1005.  Limitations on Liens and Encumbrances..................................................64
         SECTION 1006.  Limitations on Sale and Leaseback Transactions.........................................67
         SECTION 1007.  Defeasance of Certain Obligations......................................................67
         SECTION 1008.  Statement by Officers as to Default....................................................69
         SECTION 1009.  Waiver of Certain Covenants............................................................69

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

_________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of March 15, 1999, among POTLATCH CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 601 West Riverside Avenue, Suite 1100, Spokane, Washington 99201, and U.S. BANK TRUST NATIONAL ASSOCIATION], a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance (i) from time to time in one or more transactions exempt from, or not subject to, the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), of its 6.25% Notes due March 15, 2002 (the "Offered Securities") and (ii) in an exchange offer registered under the Securities Act for the then outstanding Offered Securities, of substantially identical series of 6.25% Notes due March 15, 2002(except for the absence of the legend set forth in Section 305 manifesting the transfer restrictions [and the terms with respect to the liquidated damage payments applicable to the Offered Securities]) (the "Exchange Securities" and, together with the "Offered Securities," the "Securities"). The Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application


SECTION 101.        Definitions.
                    -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" means, as to any particular lease (other than a cross-border or defeased lease arrangement) entered into after the date hereof under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted to present values as of such time in accordance with generally accepted accounting principles from the respective due dates thereof to such date. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

          "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York or the city in which the principal office of the Trustee is located are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means, respectively, a written request or order signed in the name of the Company by its Chairman of the Board and Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Tangible Assets" means the total amount of assets of the Company and its consolidated Subsidiaries (less applicable reserves) after deducting therefrom: (a) all current liabilities of the Company and its consolidated Subsidiaries (excluding intercompany items among the Company and its consolidated Subsidiaries and excluding any current liabilities constituting Funded Indebtedness by reason of being renewable or extendable and excluding deferred income taxes), and (b) goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, such assets and exclusions and deductions therefrom to be in such amounts, if any, as would appear on a consolidated balance sheet of the Company and its consolidated Subsidiaries as of the date of computation, prepared in accordance with generally accepted accounting principles applied on a consistent basis as in effect on the date of such computation.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee located at 180 East Fifth Street, St. Paul, Minnesota 55101 or such other principal corporate office at which at any particular time its corporate trust business shall be administered as to which the Trustee may give notice to the Company.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means the Depositary of the Global Security representing the Securities and any successor to such Depositary appointed pursuant to
Section 305(a). The Depositary initially shall be The Depository Trust Company, a New York Corporation.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Offer" means the offer that may be made by the Company pursuant to a Registration Rights Agreement to exchange Offered Securities for Exchange Securities.

          "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Securities Act with respect to the Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Securities" has the meaning set forth in the first recital of this Indenture.

          "Funded Indebtedness" means, with respect to any Corporation, Indebtedness of such Corporation if such Indebtedness shall be payable more than one year from the date of computation or shall be extendable or renewable at the option of such Corporation to a time more than one year after the date of computation; and all guarantees (direct or indirect) of such Indebtedness of others.

          "Global Security" means a Security evidencing all or part of the Securities, issued to the Depositary in accordance with Section 303 and bearing the legend prescribed in Section 303(b).

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" of a Corporation means any and all obligations for money borrowed which in accordance with generally accepted accounting principles would be included on the liabilities side of a balance sheet of such Corporation as of the date as of which such indebtedness was incurred.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Institutional Accredited Investor" means an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, and, except with respect to any lease, the filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction).

          "Liquidated Damages" has the meaning specified in Section 202.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

          "Offered Securities" has the meaning set forth in the first recital of this Indenture.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board and Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant

Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities or portions thereof for whose payment (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as Paying Agent) for the Holders of such Securities; or (b) U.S. Government Obligations as contemplated by Sections 401 and 403 in the necessary amount have been theretofore deposited with the Trustee, in trust, for the Holders of such Securities; and

              (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite aggregate principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company. The Company initially appoints the Trustee as Paying Agent under the Indenture.

          "Person" means any individual, Corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means (a) any building, structure or other facility used primarily for manufacturing and located in the United States, in each case the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made shall exceed 10% of Consolidated Net Tangible Assets, and (b) any Timberlands in the United States owned in fee or under contract for the purchase of the fee by the Company or any Subsidiary other than such Timberlands in the aggregate not exceeding 10% of the aggregate Timberlands acreage in the United States owned in fee or under contract for the purchase of the fee by the Company and its Subsidiaries on the date as of which any determination shall be made; provided, however, that the term "Principal Property" shall not include any Timberlands, buildings, structures, facilities or any portion of any of the foregoing which, in the opinion of the Board of Directors as expressed in a Board Resolution, shall not be of material importance to the total business conducted by the Company and its Subsidiaries taken as an entirety; and provided, further, that the term Principal Property shall not include any land, including without limitation Timberlands, designated by the Board of Directors as being held primarily for development or sale, or any land, including without limitation Timberlands, held for the exploitation of minerals or mineral rights.

          "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Offered Securities or the Exchange Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "QIB" or "Qualified Institutional Buyer" means "Qualified Institutional Buyer" as such term is defined in Rule 144A under the Securities Act.

          "Registration Default" has the meaning specified in Section 202.

          "Registration Rights Agreement" means an agreement which may be entered into from time to time between the Company and the holders of Offered Securities or the broker or dealer offering such Offered Securities providing for, among other things, an offer to exchange such Offered Securities for the corresponding series of Exchange Securities and the filing of a Shelf Registration Statement under the circumstances described therein.

          "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Offered Securities or the Exchange Securities pursuant to the provisions of any Registration Rights Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act, or any successor provision.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Department or any other successor group of the Trustee, including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer or employee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144(k)" means Rule 144(k) under the Securities Act.

          "Securities" has the meaning set forth in the first recital of this Indenture.

          "Securities Act" has the meaning set forth in the first recital of this Indenture.

          "Securities Custodian" means the Trustee, as custodian with respect to Global Securities, or any successor entity thereto.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Shelf Registration Period" means the shorter of (i) two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) [after the Time of Delivery of the Offered Securities] and (ii) such period that will terminate when all the Offered Securities or Exchange Securities, as applicable, covered by the applicable Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement.

          "Shelf Registration Statement" means a "shelf" registration statement of the Company which covers some or all of the Offered Securities or the Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" means a Corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Timberlands" means real property that contains standing timber which is (or upon the completion of the growth cycle then in process is expected to become) of a commercial quantity and of merchantable quality.

          "Time of Delivery" means the date on which the Offered Securities are initially issued.

          "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 305(f) hereof.

          "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Securities (other than Securities acquired by the Company or any Affiliate thereof since the issue date of such Securities) may be sold pursuant to Rule 144(k) (or any successor provision) and (ii) all such Securities have been exchanged or sold pursuant to an effective registration statement.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "United States" means the United States of America (including the District of Columbia) and its possessions.

          "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed by the United States.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


SECTION 102.        Compliance Certificates and Opinions.
                    ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.        Form of Documents Delivered to Trustee.
                    --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.        Acts of Holders; Record Dates.
                    -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, by Board Resolution fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.        Notices, Etc., to Trustee and Company.
                    -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.        Notice to Holders; Waiver.
                    -------------------------

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


SECTION 107.   Conflict with Trust Indenture Act.
               ---------------------------------

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.   Effect of Headings and Table of Contents.
               ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.   Successors and Assigns.
               ----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.   Separability Clause.
               -------------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.   Benefits of Indenture.
               ---------------------

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.
               -------------

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


SECTION 113.   Legal Holidays.
               --------------

     In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.


SECTION 114.   No Recourse Against Others.
               --------------------------

No director, officer, employee, stockholder or Affiliate, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.


                                  ARTICLE TWO

                                Security Forms


SECTION 201.   Forms Generally.
               ---------------

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


SECTION 202.   Form of Face of Security.
               ------------------------

                             POTLATCH CORPORATION

                         6.25% Note due March 15, 2002

                                                                 CUSIP 737628AG2


No. 1                                                               $100,000,000

     Potlatch Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Million Dollars on March 15, 2002, and to pay interest thereon from March 15, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 1999, at the rate of 6.25% per annum, until the principal hereof is paid or made available for payment; provided, however, in the event (each such event described in clauses (i) through (iii) below, being referred to as a "Registration Default") that: (i) the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Exchange Offer and the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Time of Delivery; (ii) the Registered Exchange Offer is not consummated or the applicable Shelf Registration Statement is not declared effective on or prior to the 225th day following the Time of Delivery; or (iii) after a Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement ceases to be effective prior to the end of the Shelf Registration Period (except as permitted under the Registration Rights Agreement); or (B) such Shelf Registration Statement or the related Prospectus ceases to be useable in connection with resales of Securities covered by such Shelf Registration Statement prior to the end of the Shelf Registration Period (except as permitted under the Registration Rights Agreement) because (1) the Company determines that any event occurs as a result of which the related Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) the Company determines that it shall be necessary to amend such Shelf Registration Statement, or supplement the related Prospectus, to comply with the Securities Act or the Exchange Act or the rules thereunder, or (3) the Company determines that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, then, in addition to the stated interest set forth in the title of this Security, liquidated damages ("Liquidated Damages") shall accrue on this Security, over and above the interest rate set forth in the title of this Security, following the occurrence of each Registration Default set forth in clauses (i) and (ii) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum; provided, however, that in any case, if one or more Registration Defaults referred to in clause (iii) above occurs and continues for more than 60 days (whether or not consecutive) in any twelve-month period (the 61st day being referred to as the "Default Day") then from the Default Day until the earlier of (i) the date such Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Time of Delivery (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or (iii) the date on which all the Securities are sold pursuant to such Shelf Registration Statement, Liquidated Damages shall accrue at a rate of 0.25% per annum; provided, further, that the aggregate amount of Liquidated Damages attributable to one or more Registration Defaults will in no event exceed 0.25% per annum. The Liquidated Damages attributable to each Registration Default referred to in clauses (i) and
(ii) above shall cease to accrue from the date of effectiveness of the Exchange Offer Registration Statement after such 180-day period, in the case of clause
(i) above, or the consummation of the Registered Exchange Offer or the date of effectiveness of the applicable Shelf Registration Statement after such 225-day period, in the case of clause (ii) above. The interest (and Liquidated Damages, if any) so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The principal of and interest (and Liquidated Damages, if any) on this Security will be payable (i) in the case this Security is a Global Security registered in the name of a Depositary or its nominee, to such Depositary or such nominee by transfer to an account maintained by the payee located in the United States and (ii) in the case this Security is in definitive registered form, to the person in whose name the Security is registered at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, except with respect to a Global Security, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                             POTLATCH CORPORATION



                                             By________________________________


Attest:



__________________________



SECTION 203.   Form of Reverse of Security.
               ---------------------------

     This Security is one of a duly authorized issue of securities of the Company designated as its 6.25% Notes due March 15, 2002 (herein called the "Securities"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture, dated as of March 15, 1999 (herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Securities a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest (and Liquidated Damages, if any) hereon on or after the respective due dates expressed herein.

     The Indenture contains provisions for defeasance at any time of (a) the entire obligations of the Company on this Note and, with certain exceptions, all of the provisions of the Indenture as it relates to this Note and (b) certain restrictive covenants in the Indenture, upon compliance by the Company with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (and Liquidated Damages, if any) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form

without coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                   OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $_____ principal amount of Securities held in *________ book-entry or *_______ definitive form by ________________ (the
"Transferor").

The Transferor*:

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with such request and in respect of each such Security, the Transferor does hereby certify and agree that Transferor is familiar with the Indenture relating to the above captioned Securities and as provided in Section 305 of such Indenture, the transfer of this Security does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:*

[_] Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 305
(b)(ii)(A) or Section 305(e)(i)(A) of the Indenture).

[_] Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture) or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture.)

[_] Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture).

[_] Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Rule 904 under the Securities Act, and any applicable state securities laws. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(e)(i)(C) of the Indenture).

SECTION 204.   Form of Trustee's Certificate of Authentication.
               -----------------------------------------------

     This is one of the Securities referred to in the within-mentioned
Indenture.


                                   U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                                as Trustee


                                   By_________________________________________
                                                            Authorized Officer



SECTION 205.   Securities in Global Form.
               -------------------------

     A Security in global form shall represent such of the Outstanding Securities as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

                                 ARTICLE THREE

                                The Securities


SECTION 301.   Title and Terms.
               ---------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $100,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906.

     The Securities shall be known and designated as the "6.25% Notes due March 15, 2002" of the Company. Their Stated Maturity shall be March 15, 2002, and they shall bear interest at the rate of 6.25% per annum, from March 15, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on

September 15 and March 15, commencing September 15, 1999, until the principal thereof is paid or made available for payment.

     The principal of and interest on any Security will be payable (i) in the case such Security is a Global Security registered in the name of a Depositary or its nominee, to such Depositary or such nominee by transfer to an account maintained by the payee located in the United States and (ii) in the case such Security is in definitive registered form, to the person in whose name the Security is registered at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, except with respect to a Global Security, at the option of the Company payment of interest may be made by check mailed by first class mail to the address of the Person entitled thereto as such address shall appear in the Security Register.


SECTION 302.   Denominations.
               -------------

     The Securities shall be issuable only in registered form without coupons and only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.


SECTION 303.   Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

     (a   The Securities shall be executed on behalf of the Company by its
Chairman of the Board and Chief Executive Officer, its President, a Vice President or its Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     (b   The Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Securities,
(ii) shall be registered in the name of the Depositary or the nominee of the Depositary, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     (c   The Depositary must, at all times while it serves as such Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.


SECTION 304.   Temporary Securities.
               --------------------

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Any such temporary Security shall be in global form. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.


SECTION 305.   Registration, Registration of Transfer and Exchange, Restrictions
               -----------------------------------------------------------------
               on Transfer
               -----------

     (a   (i)  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. To permit registrations, transfers and exchanges of Securities, the Company shall execute and the Trustee shall authenticate definitive Securities and Global Securities at the Security Registrar's request.

     (ii) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906, not involving any transfer.


     (iii) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (iv) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     (v) Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     (vi) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     (vii) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     (viii) Notwithstanding any other provision of this Indenture (other than clause (e) of this Section 305), any Global Security shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if (A) the Depositary notifies the Company that it is unwilling or unable to continue as depositary or if at any time the Depositary shall no longer be registered as a clearing agency in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, (B) the Company determines that the Securities shall no longer be represented by a Global Security, or (C) any event shall have happened and be continuing which, after notice or lapse of time, or both, would become an Event of Default and the beneficial owners representing a majority in aggregate principal amount of the Securities represented by the Global Security advise the Depositary to cease acting as depositary and the Depositary so advises the Company in writing. In such event the Company will execute and the Trustee, upon receipt of a Company Order, will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security whereupon the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 305 shall be registered in such names and issued in such minimum authorized denominations of $100,000, or any integral multiple of $1,000 in excess thereof, as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     (b) When definitive Securities are presented by a Holder to the Security Registrar with a request: (x) to register the transfer of the definitive Securities; or (y) to exchange such definitive Securities for an equal principal amount of definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the definitive Securities presented or surrendered for register of transfer or exchange: (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and (ii) in the case of a definitive Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable: (A) if such Transfer Restricted Security is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203); or (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act or the securities laws of any other applicable jurisdiction, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act.

     (c) A definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with: (i) if such definitive Security is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) to the effect that such definitive Security is being transferred by such Holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and (ii) whether or not such definitive Security is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Security Custodian to make, an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, in which case the Trustee shall cancel such definitive Security in accordance with Section 309 hereof and cause, or direct the Security Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Security Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate a new Global Security in the appropriate principal amount.

     (d) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

     (e) (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile): (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act or the securities laws of any other applicable jurisdiction, a certification to that effect from the transferor (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, cause the aggregate principal amount of Global Securities to be reduced accordingly and, following such reduction, the Company shall execute and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate and deliver to the transferee a definitive Security in the appropriate principal amount. Securities transferred to an Institutional Accredited Investor shall be issued as definitive Securities and may not be represented by a Global Security. In addition to the foregoing, upon any transfer of a Transfer Restricted Security to an Institutional Accredited Investor, such Institutional Accredited Investor shall, prior to such transfer, furnish to the Company and/or the Trustee a signed letter containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Schedule 305(f)(iv) to this Indenture.

     (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 305(e) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Person s in whose names such Securities are so registered.

     (f)(i) Except as permitted by the following paragraphs (ii) and (iii), each Security certificate evidencing definitive Securities and Global Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THIS NOTE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR
(4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

     (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act: (A) in the case of any Transfer Restricted Security that is a definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a definitive Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and (B) in the case of any Transfer Restricted Security represented by a Global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 305(e) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Security for a definitive Security that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Security Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203).

     (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee shall authenticate Exchange Securities in exchange for Offered Securities accepted for exchange in the Exchange Offer, which Exchange Securities shall not bear the legend set forth in (i) above, and the Security Registrar shall rescind any restriction on the transfer of such Securities, in each case unless the Holder of such Offered Securities is either (A) a broker-dealer, (B) a Person participating in the distribution of the Offered Securities or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.

     (iv) The letter required to be provided pursuant to paragraph (i) above shall be substantially in the form of Schedule 305(f)(iv) hereto.

     (g) At such time as all beneficial interests in Global Securities have been exchanged for definitive Securities, redeemed, repurchased or canceled, all Global Securities shall be returned to or retained and canceled by the Trustee in accordance with Section 309 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for definitive Securities, redeemed, repurchased or canceled, the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Security Custodian, cause the aggregate amount of Global Securities to be reduced accordingly.

SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities.
                ------------------------------------------------


     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously usly outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.     Payment of Interest; Interest Rights Preserved.
                 ----------------------------------------------

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.   Persons Deemed Owners.
               ---------------------

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section
307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation.
               ------------

     All Securities surrendered for payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.   Computation of Interest.
               -----------------------

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.



                                 ARTICLE FOUR

                          Satisfaction and Discharge


SECTION 401.   Satisfaction and Discharge of Indenture.
               ---------------------------------------

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are deemed paid and discharged pursuant to Section 403, as applicable,

     and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money, or (b) in the case of (ii) above non-callable U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity money in an amount, or (c) a combination of money or non-callable U.S. Government Obligations as provided in (a) and (b) above, in each case sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money.
               --------------------------

     Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1007 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders entitled thereto, of the principal and interest on such Securities for whose payment such money has been deposited with the Trustee.


SECTION 403.   Satisfaction, Discharge and Defeasance of Securities.
               ----------------------------------------------------

     The Company shall be deemed to have paid and discharged the entire Indebtedness on all the Outstanding Securities on the 93rd day after the date of the deposit referred to in subparagraph (e) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of the Company, shall at Company Request execute proper instruments furnished to it acknowledging the same), except as to:

     (a) the rights of Holders of Securities to receive, from the trust funds described in subparagraph (e) hereof, payment of the principal of and each installment of interest on (including Liquidated Damages, if any) the Outstanding Securities on the Stated Maturity of such principal or installment of interest;

     (b) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003;

     (c) the Company's obligations with respect to the Trustee under Section 607; and

     (d) the rights, powers, trust and immunities of the Trustee under Section 402;

provided that the following conditions shall have been satisfied:

     (e) the Company has deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) non-callable U.S. Government Obligations which through the payment of interest (including Liquidated Damages, if any) and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment money in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of and each installment of principal and interest (including Liquidated Damages, if any) on the Outstanding Securities on the Stated Maturity of such principal or installment of interest (including Liquidated Damages, if any);

     (f) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

     (g) such provision would not cause any Outstanding Securities then listed on the New York Stock Exchange or other securities exchange to be delisted as a result thereof;

     (h) no Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit or during the period ending on the 93rd day after such date;

     (i) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

     (j) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this Section have been complied with.



                                 ARTICLE FIVE

                                   Remedies


SECTION 501.   Events of Default.
               -----------------

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest and Liquidated Damages, if any, upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the payment of the principal of any Security at its Maturity; or

     (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in an involuntary case or proceeding in respect of the Company under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (5) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in an involuntary case or proceeding in respect of the Company under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


SECTION 502.   Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

     If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue interest on all Securities,

          (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

     (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.
               --------------------------------

     In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.
               -----------------------------------------------------------

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.   Application of Money Collected.
               ------------------------------

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:   To the payment of all amounts due the Trustee under Section 607;

     SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

     THIRD:   The balance, if any, to the Company.


SECTION 507.   Limitation on Suits.
               -------------------

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.   Unconditional Right of Holders to Receive Principal and Interest.
               ----------------------------------------------------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.   Restoration of Rights and Remedies.
               ----------------------------------

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.   Rights and Remedies Cumulative.
               ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.   Delay or Omission Not Waiver.
               ----------------------------

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   Control by Holders.
               ------------------

     The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.   Waiver of Past Defaults.
               -----------------------

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

     (1)  in the payment of the principal of or interest on any Security, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.   Undertaking for Costs.
               ---------------------

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity.

SECTION 515.   Waiver of Stay or Extension Laws.
               --------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                  ARTICLE SIX

                                  The Trustee


SECTION 601.   Certain Duties and Responsibilities.
               -----------------------------------

     (a)  Except during the continuance of an Event of Default,

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

     (1) this subsection shall not be construed to limit the effect of Subsection (a) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

     (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.   Notice of Defaults.
               ------------------

     Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Securities notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities; and provided, further, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.   Certain Rights of Trustee.
               -------------------------

     Subject to the provisions of Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) except with respect to Section 501, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article Five. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Section 501(1) or 501(2) or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge; and

     (i)  delivery of reports, information and documents to the Trustee under
Section 704 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).


SECTION 604.   Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.   May Hold Securities.
               -------------------

     The Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.


SECTION 606.   Money Held in Trust.
               -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.
               ------------------------------

     The Company agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


SECTION 608.   Disqualification; Conflicting Interests.
               ---------------------------------------

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.   Corporate Trustee Required; Eligibility.
               ---------------------------------------

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $25,000,000 (or be a member of a Bank Holding Company with a combined capital and surplus of at least $50,000,000).
If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of applicable supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d)  If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, except when the Trustee's duty to resign is stayed in accordance with the provisions of Trust Indenture Act Section 310(b), or

     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 90 days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.   Acceptance of Appointment by Successor.
               --------------------------------------

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

     Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.   Preferential Collection of Claims Against Company.
               -------------------------------------------------

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.   Appointment of Authenticating Agent.
               -----------------------------------

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such references shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders in the manner provided in Section

106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.



                               U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                            As Trustee



                               By__________________________,
                                             As Authenticating Agent



                               By___________________________
                                             Authorized Officer



                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company


SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

     The Company will furnish or cause to be furnished to the Trustee

     (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.


SECTION 702.   Preservation of Information; Communications to Holders.
               ------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.   Reports by Trustee.
               ------------------

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.   Reports by Company.
               ------------------

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.   Company May Consolidate, etc., Only on Certain Terms.
               ----------------------------------------------------

     The Company shall not consolidate with or merge into any other Corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

     (1) the Corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a Corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including Liquidated Damages, if any) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

     (3) if, as a result of any such consolidation or merger or such conveyance or transfer, properties or assets of the Company would become subject to a Lien which would not be permitted by this Indenture, the Company or such successor Corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or, at the option of the Company, prior to) all Indebtedness secured thereby; and

     (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

SECTION 802.   Successor Corporation Substituted.
               ---------------------------------

     Upon any consolidation or merger or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Corporation had been named as the Company herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor Corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Securities.


SECTION 803.   Limitation on Lease of Properties as Entity.
               -------------------------------------------

     The Company shall not lease its properties and assets substantially as an entirety to any Person.


                                 ARTICLE NINE

                            Supplemental Indentures


SECTION 901.   Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

     (3) to secure the Securities pursuant to the requirements of Section 1005 or otherwise; or

     (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

     (5) to add any additional Events of Default; or

     (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (6) shall not adversely affect the interests of the Holders in any material respect.

     The Trustee shall give notice to the Holders affected by any such supplemental indenture as provided in Section 106. Such notice shall describe the changes effected by such supplemental indenture.


SECTION 902.   Supplemental Indentures With Consent of Holders.
               -----------------------------------------------

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities affected by such waiver, by Act of said Holders delivered to the Company and the Trustee, may waive compliance by the Company with any provision of this Indenture, any supplemental indenture or the Securities, except a default in the payment of the principal of or interest on any Security. However, no such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of interest on (and Liquidated Damages, if any), any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon (and Liquidated Damages, if any) is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

     (2) reduce the percentage in aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.   Execution of Supplemental Indentures.
               ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel to the effect that the execution of such supplemental indenture is authorized or permitted by this Indenture and, assuming due authorization, execution and delivery by the Trustee, that such supplemental indenture will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.   Effect of Supplemental Indentures.
               ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity with Trust Indenture Act.
               -----------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants


SECTION 1001.  Payment of Principal and Interest.
               ---------------------------------

     The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

     The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Securities Payments To Be Held in Trust.
               -------------------------------------------------

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on (and Liquidated Damages, if any) any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest (and Liquidated Damages, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, on or prior to (and if on, then before 11:00 a.m. (New York City time)) each due date of the principal of or interest on (and Liquidated Damages, if any) any Securities, deposit with a Paying Agent a sum sufficient (in immediately available funds, if payment is made on the due date) to pay the principal or interest (and Liquidated Damages, if any) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest (and Liquidated Damages, if any), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of or interest on (and Liquidated Damages, if any) Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest on the Securities; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1007, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years (less a day) after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Corporate Existence.
               -------------------

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  Limitations on Liens and Encumbrances.
               -------------------------------------

     So long as there are Securities Outstanding:

 (a) The Company will not itself, nor will it permit any Subsidiary to, create, assume or incur any Lien (except any existing on the date hereof) upon any of its or their Principal Properties, or any interest it or they may have therein, whether owned at the date hereof or hereafter acquired (unless, in the case of any Lien upon any Principal Property of any Subsidiary, all obligations and Indebtedness thereby secured are held by the Company or a wholly owned Subsidiary) as security for any Indebtedness without making effective provision, and the Company covenants that in any such case effective provision will be made, whereby the Securities (either alone or together with all or any part of any other Indebtedness of the Company) shall be secured by such Lien equally and ratably (or, at the option of the Company, prior to) with any and all other obligations and Indebtedness thereby secured; provided, however, that the foregoing restriction shall not apply to:

     (1) Liens upon any property or assets owned by any Subsidiary existing on the date on which such Subsidiary became a Subsidiary;

     (2) Liens on any property or assets existing at the time of their acquisition and Liens on any property or assets acquired, constructed or improved which are created contemporaneously with or within 180 days after (or created pursuant to financing arrangements, a firm commitment for which is obtained within 180 days after) the completion of such acquisition, improvement or construction to secure or provide for payment of the purchase price of property or assets acquired or the cost of such construction or improvement, including Liens arising in connection with cross-border or defeased lease arrangements; if (i) such Lien shall be limited to the property so acquired or constructed or to the improvements so made, (ii) the amount of the obligations or Indebtedness secured by such Lien shall not be increased after the date of the acquisition of such property or the completion of such improvements or construction except to the extent additional construction or improvements shall be made to such property after the date of such acquisition or the making of such improvements or construction, and (iii) in each instance where the obligation or Indebtedness secured by such Lien shall constitute an obligation or Indebtedness of, or is assumed by, the Company or such Subsidiary, the principal amount of the obligation or Indebtedness secured by such Lien shall not exceed 100% of the cost or fair value (as determined in good faith by the Board of Directors), whichever shall be lower, of the property, construction or improvements at the time of the acquisition or completion thereof;

     (3) Liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which shall be contested in good faith; and materialmen's, mechanics', carriers', workmen's, repairmen's, landlords' or other like Liens securing obligations not overdue or which shall be contested in good faith, or deposits to obtain the release of such Liens;

     (4) pledges or deposits to secure public or statutory obligations or to secure payment of workmen's compensation or to secure performance in connection with tenders, leases of real property, bids or contracts or to secure (or in lieu of) surety or appeal bonds and pledges or deposits made in the ordinary course of business for similar purposes;

     (5) any lease, regardless of the manner in which such lease shall be treated for accounting or tax purposes or any other purpose or any filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction in respect of such lease;

     (6) Liens to secure payments under any contract or statute, or to secure any Indebtedness incurred in financing the acquisition, construction or improvement of property subject thereto, including Liens on, and created or arising in connection with the financing of the acquisition, construction or improvement of, any facility used or to be used in the business of the Company or any Subsidiary through the issuance of obligations by a state or local governmental unit;

     (7) easements or similar encumbrances, the existence of which do not materially impair the use of the Principal Property subject thereto for the purposes for which it is held or was acquired;

     (8) Liens arising out of any final judgment for the payment of money aggregating not in excess of $10,000,000; or Liens arising out of any final judgment for the payment of money provided such judgment is being contested in good faith;

     (9) Liens on Timberlands in connection with any arrangement under which the Company or a Subsidiary is obligated to cut or pay for timber in order to provide the Lienholder with a specified amount of money, however determined;

     (10) Liens created or assumed in the ordinary course of the business of exploring for, developing or producing oil, gas or other minerals (including borrowings in connection therewith) on, or any interest in, or on any proceeds from the sale of, property acquired for such purposes, production therefrom (including the proceeds thereof), or material or equipment located thereon; and

     (11)  Liens to extend, renew or replace any Liens referred to in Clauses
(1) through (10) or this Clause (11) of this Subsection 1005(a) or any Lien existing on the date hereof.

     (b) Notwithstanding the provisions of Subsection (a) above, the Company or any Subsidiary may create, assume or incur, or suffer to be created, assumed or incurred any Lien which would otherwise be subject to the foregoing restriction, provided that at no time shall the aggregate amount of all outstanding obligations and Indebtedness secured by Liens which, but for this Subsection (b), would be prohibited by this
Section 1005, plus the aggregate amount of Attributable Debt in respect of any then existing leases described in Section 1006 (other than any such leases of property to the extent that the cash portion of the net proceeds of the sale of such property shall have been applied in compliance with Section 1006(b)), exceed 10% of Consolidated Net Tangible Assets at the end of the next preceding fiscal year of the Company.

SECTION 1006.  Limitations on Sale and Leaseback Transactions.
               ----------------------------------------------

     So long as there are Securities Outstanding, the Company will not, and will not permit any Subsidiary to, directly or indirectly, sell or transfer (other than to the Company or a Subsidiary) any Principal Property (other than a Principal Property sold or transferred to an industrial development corporation or state or local governmental unit in connection with a revenue or pollution control financing) now owned or hereafter acquired with the intention that the Company or any Subsidiary shall take back a lease thereof (other than a lease for a term of not more than three years, a lease entered into solely for tax purposes or a cross-border or defeased lease arrangement) unless (a) the proceeds of such sale shall at least be equal to the fair value (as determined in good faith by the Board of Directors) of such Principal Property, and either
(b) an amount equal to the cash portion of the net proceeds of such sale shall be applied within 180 days either before or after the effective date of any such transaction (i) to the retirement of Funded Indebtedness (other than any thereof owed to the Company or any Subsidiary) or (ii) to the purchase of property, facilities or equipment (other than the property, facilities or equipment involved in such sale) having a value at least equal to the cash portion of the net proceeds of such sale, or (c) the property, facilities or equipment involved in such sale could have been subjected to a Lien to secure Indebtedness in a principal amount equal to the aggregate amount of Attributable Debt in respect of such sale without equally and ratably securing the Securities pursuant to
Section 1005.

SECTION 1007.  Defeasance of Certain Obligations.
               ---------------------------------

     The Company may omit to comply with any term, provision or condition set forth in Section 1005 or 1006 with respect to the Securities, provided that the following conditions shall have been satisfied:

     (1) With reference to this Section 1007, the Company has deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) non-callable U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment, money in an amount, or
(iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of and each installment of interest on (including Liquidated Damages, if any) the Outstanding Securities on the Stated Maturity of such principal or installment of interest (including Liquidated Damages, if any);

     (2) Such deposit shall not, as specified in an Opinion of Counsel, cause the Trustee with respect to the Securities to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities;

     (3) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

     (4) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

     (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred; and

     (6) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been met.

SECTION 1008.  Statement by Officers as to Default.
               -----------------------------------

     The Company will deliver to the Trustee, within 120 days after each December 31 following the date hereof, a written statement signed by the Chairman of the Board and Chief Executive Officer, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company stating, as to each signer thereof, that

     (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

     (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

SECTION 1009.  Waiver of Certain Covenants.
               ---------------------------

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 and 1006 if before the time for such compliance the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 _________________________

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                             POTLATCH CORPORATION



                             By   /s/ GERALD L. ZUELKE
                                      Gerald L. Zuelke


Attest:


/s/ BETTY R. FLESHMAN
    Betty R. Fleshman



                                U.S. BANK TRUST
                                NATIONAL ASSOCIATION,
                                as Trustee



                                By /s/ BRENDA SCHWINTEK
                                       Brenda Schwintek



Attest:

/s/ JACQUELINE ALLIEGRO
    Jacqueline Alliegro

___________________________

                              Schedule 305(f)(iv)
                              -------------------

We understand that the 6.25% Notes due March 15, 2002 of Potlatch Corporation (the "Securities") were issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell or otherwise transfer any Securities, such Securities may be resold or otherwise transferred only (i) to Potlatch Corporation or any subsidiary thereof, (ii) pursuant to an effective registration statement under the Securities Act, (iii) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (iv) to an Institutional Accredited Investor (as defined below) that, prior to such transfer, furnishes to U.S. Bank Trust National Association, as Trustee (the "Trustee"), a signed letter substantially in the form hereof, (v) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act or (vi) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) and, in each case, in accordance with any applicable securities laws of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. We further agree to provide any person purchasing any of the Securities from us a notice advising such purchaser that resales of such Securities are restricted as stated herein. We understand that the registrar for the Securities will not be required to accept for registration of transfer any Securities, except upon presentation of evidence satisfactory to Potlatch Corporation that the foregoing restrictions on transfer have been complied with. We further understand that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

We confirm that:

     (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),
     (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

     (ii) any purchase of Securities by us will be for our own account or for the account of one or more Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion;

     (iii) in the event that we purchase any Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

     (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities; and

     (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling the Securities, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

     We acknowledge that Potlatch Corporation, you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

                              (Name of Purchaser)

                               By:  __________________________
                                    Name:
                                    Title:

                                     S - 2